Exhibit No. (10)u

AUTHORIZATION
BY
THE CHIEF EXECUTIVE OFFICER
OF
KIMBERLY-CLARK CORPORATION

WHEREAS, Kimberly-Clark Corporation (the “Corporation”) maintains the Supplemental Benefit Plan to the Kimberly-Clark Corporation Pension Plan (the “Supplemental Plan”), the Second Supplemental Benefit Plan to the Kimberly-Clark Corporation Pension Plan (the “Second Supplemental Plan”) (collectively, the “Supplemental Plans”), the Kimberly-Clark Corporation Retirement Contribution Excess Benefit Program (the “RCP Excess Program”) (collectively, the “Plans”) and the Kimberly-Clark Corporation Pension Plan (the “Retirement Plan”);

WHEREAS, the Corporation wishes to discontinue all future compensation and benefit service accruals under the Supplemental Plans after December 31, 2009;

WHEREAS, the Corporation also wishes to discontinue all new Retirement Contribution credits to participant individual accounts under the RCP Excess Program for plan years beginning after December 31, 2009;

WHEREAS, pursuant to Section 7 of the Supplemental Plan, Section 5 of the Second Supplemental Plan and Section 8.1 of the RCP Excess Program, the Corporation may amend the Plans any time by action of the Corporation’s Board of Directors; and

WHEREAS, Management Development and Compensation Committee of the Board of Directors of the Corporation at its February 26, 2009 meeting, has delegated authority to the Chief Executive Officer to review, make the determination and take any action to freeze the future accrual of benefits under the Retirement Plan, and has authorized and delegated to the Chief Executive Officer authority to amend the Plans.

NOW, THEREFORE, the Plans are hereby amended, effective as of December 31, 2009 as follows:

RESOLVED that I, Thomas J. Falk, Chief Executive Officer of Kimberly-Clark Corporation (the “Corporation”), pursuant to the authority granted to me by the Management Development and Compensation Committee of the Board of Directors of the Corporation at its February 26, 2009 meeting, by the Board of Directors of the Corporation at its November 12-13, 2008 meeting, and the authority granted under the provisions of the Supplemental Benefit Plan to the Kimberly-Clark Corporation Pension Plan (the “Supplemental Plan”), the Second Supplemental Benefit Plan to the Kimberly-Clark Corporation Pension Plan (the “Second Supplemental Plan”) and the Kimberly-Clark Corporation Retirement Contribution Excess Benefit Program (the “RCP Excess Program”) (collectively, the “Plans”), hereby approve and adopt the following resolutions and amendments to the Plans, effective as of April 17, 2009.

RESOLVED, that the Supplemental Plan is hereby amended to add a new Section 10  to read as set forth in Exhibit A attached hereto.

RESOLVED, that the Second Supplemental Plan is hereby amended to add a new Section 8 to read as set forth in Exhibit A attached hereto.

RESOLVED, that the RCP Excess Program is hereby amended to add a new subsection 3.6 to read as set forth in Exhibit A attached hereto.

IN WITNESS WHEREOF, the Chief Executive Officer has signed this Authorization and caused the above Plans to be amended as of April 17, 2009.

/s/ Thomas J. Falk
Thomas J. Falk
Chief Executive Officer

Dated: April 17, 2009

EXHIBIT A

Supplemental Benefit Plan to the Kimberly-Clark Corporation Pension Plan

10.
Notwithstanding any other provision of this Plan, no additional benefit shall accrue under this Plan with respect to any compensation and benefit service accruals under the Retirement Plan with respect to plan years beginning after December 31, 2009.  An Employee who commences employment with an Employer after December 31, 2009 will not be eligible to participate or to accrue a benefit under this Plan.

Second Supplemental Benefit Plan to the Kimberly-Clark Corporation Pension Plan

8.         Cessation of Future Compensation and Benefit Service Accruals

Notwithstanding any other provision of this Second Supplemental Pension Plan, no additional Benefit shall accrue under this Second Supplemental Pension Plan with respect to any compensation and benefit service accruals under the Retirement Plan with respect to plan years beginning after December 31, 2009.  An Employee who commences employment with an Employer after December 31, 2009 will not be eligible to participate or to accrue a benefit under this Second Supplemental Pension Plan.

Kimberly-Clark Corporation Retirement Contribution Excess Benefit Program

3.6    Notwithstanding any other provision of the Excess Plan or the SRP, as applicable, no additional Retirement Contributions shall be credited to the Individual Account of a Participant under the Excess Plan or the SRP with respect to plan years after December 31, 2009.  Although no additional Retirement Contributions shall be credited to the Individual Account of a Participant under the Excess Plan or the SRP with respect to plan years after December 31, 2009, the Corporation shall continue to credit each Participant's Individual Account with earnings, gains and losses as if such accounts were invested among the Investment Funds according to the Participant’s elections under this Program.  No additional Participants will be eligible to participate or to accrue a benefit under this Program after December 31, 2009.